FEDERATED MDT TAX AWARE/ALL CAP CORE FUND

A portfolio of Federated MDT Series

Class A Shares
Class C Shares
Institutional Shares
Supplement to Prospectuses dated September 30, 2009

A special meeting of the shareholders of Federated MDT Tax Aware/All Cap Core Fund (the “Federated Tax Aware Fund” or the “Acquired Fund”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern Time), on March 5, 2010, for the following purpose:

1.
For shareholders of the Federated Tax Aware Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT All Cap Core Fund (the “Federated All Cap Fund” or the “Acquiring Fund”) would acquire the assets of the Federated Tax Aware Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of the Federated All Cap Fund to be distributed pro rata by the Federated Tax Aware Fund to shareholders of its Class A Shares, Class C and Institutional Shares, respectively, in complete liquidation and dissolution/termination of the Federated Tax Aware Fund.

The Board of Trustees of the Trust has fixed December 24, 2009, as the record date for determination of shareholders entitled to vote at the special meeting.

Please retain this Supplement with the Prospectus.

November 25, 2009

WORLD-CLASS INVESTMENT MANAGER
Federated MDT Series
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
www.Federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip    31421R403
31421R502
31421R601

41691 (11/09)